SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

October 3, 2005

AMERICANA PUBLISHING, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	000-25783	84-1453703
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

303 San Mateo NE, Suite 104A, Albuquerque, New Mexico	87108
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(505) 265-6121

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 3, 2005, Dr. David Poling amicably resigned his positions as Director and Vice President, and Mr. Jay Simon amicably resigned his positions as Director, Secretary and Treasurer of Americana Publishing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2005	Americana Publishing, Inc.

By: /s/ George Lovato
Name: George Lovato
Title: Chief Executive Officer